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                                                                    EXHIBIT 99.1

          STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS




I, Gary L. Bloom, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of VERITAS Software Corporation, and, except as corrected or supplemented in a subsequent covered report:

            - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


      (2) I have reviewed the contents of this statement with the Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            - the Annual Report on Form 10-K for the year ended December 31, 2001 of VERITAS Software Corporation;

            - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of VERITAS Software Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            -     any amendments to any of the foregoing.


                                            Subscribed and sworn to
                                            before me this 13th day
 /s/ Gary L. Bloom                          of August 2002.
------------------------------------
Gary L. Bloom
Chairman of the Board, President and        /s/ RuthMari Cervantez
Chief Executive Officer                     ------------------------------------
August 13, 2002                             Notary Public
                                            My Commission Expires: Jan. 25, 2005